Exhibit 10.1
SUPPLEMENTAL INDENTURE
          This SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), is made as of January 8, 2010, by BUILDERS FIRSTSOURCE, INC. (the “Company”), each of the Guarantors listed on the signature pages hereto, and WILMINGTON TRUST COMPANY, as Trustee (the “Trustee”).
R E C I T A L S
          WHEREAS, the Company, the Guarantors, and the Trustee have entered into the Indenture, dated as of February 11, 2005 (the “Indenture”), providing for the issuance by the Company of $275,000,000 of Second Priority Senior Secured Floating Rate Notes due 2012 (the “Notes”); and
          WHEREAS, Section 9.02 of the Indenture provides that the Indenture may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding and, in the case of an amendment that has the effect of releasing all or substantially all of the Collateral from the Liens securing the Notes, with the consent of the Holders of at least 66 2/3% in aggregate principal amount of the Notes then outstanding; and
          WHEREAS, the Holders of at least 66 2/3% in aggregate principal amount of the Notes (other than affiliates of the Company) have consented to amend certain provisions of the Indenture as provided herein (the “Amendments”);
          NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
          1. Defined Terms. Capitalized terms used herein without definition shall have the respective meanings provided therefor in the Indenture.
          2. Amendments to the Indenture.
(a) The following sections and article of the Indenture, and any corresponding provisions in the Notes, are hereby deleted in their entirety and replaced with “Intentionally Omitted”:

Existing Section or Article	Caption
Section 4.07	Restricted Payments
Section 4.08	Dividend and Other Payment Restrictions Affecting Subsidiaries
Section 4.09	Incurrence of Indebtedness and Issuance of Preferred Stock
Section 4.10	Asset Sales
Section 4.11	Transactions with Affiliates
Section 4.12	Liens

Existing Section or Article	Caption
Section 4.15	Offer to Repurchase Upon Change of Control
Section 4.16	Limitation on Issuances and Sales of Equity Interests in Wholly-Owned Subsidiaries
Section 4.17	Limitation on Issuances of Guarantees of Indebtedness
Section 4.18	Payments for Consent
Section 4.19	Additional Note Guarantees
Section 4.20	Designation of Restricted and Unrestricted Subsidiaries
Section 5.01	Merger, Consolidation or Sale of Assets
Section 8.04	Conditions to Legal or Covenant Defeasance
Article 10	Collateral and Security
(b) The following sub-sections of the Indenture, and any corresponding provisions in the Notes, are hereby deleted in their entirety and replaced with “Intentionally Omitted”:

Existing Sub-section	Caption
Section 6.01(3)	Events of Default
Section 6.01(4)	Events of Default
Section 6.01(5)	Events of Default
Section 6.01(6)	Events of Default
Section 6.01(7)	Events of Default
(c) Section 3.03 of the Indenture is hereby amended as follows:
(i) The words “at least 30 days but not more than 60 days before a redemption date” in the first paragraph thereof are deleted and replaced with “on or prior to a redemption date.”
(ii) The words “at least 45 days prior to the redemption date” in the last paragraph thereof are deleted and replaced with “on or prior to the redemption date.”
(d) Section 5(a) of the Notes is hereby amended as follows:
The words “upon not less than 30 nor more than 60 days’ notice” are deleted and replaced with “on or prior to a redemption date.”
(e) Section 8 of the Notes is hereby amended as follows:
The words “at least 30 days but not more than 60 days before the redemption date” are deleted and replaced with “on or prior to the redemption date.”
(f) Section 7.12 of the Indenture is hereby replaced in its entirety with the following:

“Each holder agrees to the appointment of Trustee, as the initial trustee for the benefit of Holders under this Indenture. Each Holder authorizes the Trustee, through its agents or employees, to execute and deliver any Note Documents and take such actions on its behalf under the provisions of this Indenture and the other Note Documents and to exercise such powers and perform such duties as are expressly delegated to such Trustee by the terms of this Indenture and the other Note Documents, together with such actions and powers as are reasonably incidental thereto.”
(g) The definition of “Notes” in the preamble of the Indenture is hereby amended and restated in its entirety to read as follows:
“Floating Rate Notes due 2012,”
and all corresponding references to “Notes” in the Notes shall mean and be references to the Notes as defined herein; and all references to “Second Priority Senior Secured Floating Rate Notes due 2012” in the Indenture and in the Notes shall be amended and restated to be references to “Floating Rate Notes due 2012.”
(h) Any definition in the Indenture and Notes, reference to which would be eliminated as a result of the elimination of the covenants set forth in Section 2(a) hereof, is hereby deleted.
               3. Indenture Ratified. Except as expressly modified hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions, and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder shall be bound hereby and entitled to the benefits hereof.
               4. Operation of Amendments. This Supplemental Indenture will become effective upon the execution and delivery of this Supplemental Indenture by the Company, the Guarantors, and the Trustee; provided, however, that the Amendments contained herein will become operative only subject to and upon completion of the Debt Exchange (as that term is defined in the Support Agreement, dated as of October 23, 2009, as amended, by and among the Company and certain holders of outstanding Notes).
               5. Governing Law. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.
               6. Severability. Should any provision of this Supplemental Indenture for any reason be declared invalid or unenforceable, such decision shall not affect the validity or enforceability of any of the other provisions of this Supplemental Indenture, which other provisions shall remain in full force and effect and the application of such invalid or unenforceable provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall be valid and be enforced to the fullest extent permitted by law.

               7. Counterparts. This Supplemental Indenture may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile copies of any of the pages of this Supplemental Indenture shall have the same effect as originals.
               8. Effect of Headings. The headings of sections herein are for convenience only and shall not affect the construction of this Supplemental Indenture.
               9. Trustee Not Responsible for Recitals. The recitals in this Supplemental Indenture shall be taken as the statements solely of the Company and the Guarantors, and the Trustee assumes no responsibility for the correctness thereof.
[Signature pages follow.]

          IN WITNESS WHEREOF, this Supplemental Indenture has been duly executed and delivered by the parties hereto as of the date first written above.

BUILDERS FIRSTSOURCE, INC.
a Delaware Corporation

By: Name:	/s/ Donald F. McAleenan Donald F. McAleenan
Title:	Senior Vice President

GUARANTORS

BUILDERS FIRSTSOURCE — NORTHEAST GROUP, LLC, a Delaware limited liability company, as Guarantor
BUILDERS FIRSTSOURCE — TEXAS GENPAR, LLC, a Delaware limited liability company, as Guarantor
BUILDERS FIRSTSOURCE — MBS, LLC, a Delaware limited liability company, as Guarantor
BUILDERS FIRSTSOURCE — TEXAS GROUP, L.P., a Texas limited partnership, as Guarantor
BFS TEXAS, LLC, a Delaware limited liability company, as Guarantor
BUILDERS FIRSTSOURCE — SOUTH TEXAS, L.P., a Texas limited partnership, as Guarantor
BUILDERS FIRSTSOURCE — TEXAS INSTALLED SALES, L.P., a Texas limited partnership, as Guarantor
BFS IP, LLC, a Delaware limited liability company, as Guarantor
BUILDERS FIRSTSOURCE — INTELLECTUAL PROPERTY, L.P., a Texas limited partnership, as Guarantor
BUILDERS FIRSTSOURCE HOLDINGS, INC., a Delaware corporation, as Guarantor
BUILDERS FIRSTSOURCE — DALLAS, LLC, a Delaware limited liability company, as Guarantor
BUILDERS FIRSTSOURCE — FLORIDA, LLC, a Delaware limited liability company, as Guarantor
BUILDERS FIRSTSOURCE — FLORIDA DESIGN CENTER, LLC, a Delaware limited liability company, as Guarantor
BUILDERS FIRSTSOURCE — OHIO VALLEY, LLC, a Delaware limited liability company, as Guarantor
BFS, LLC, a Delaware limited liability company, as Guarantor
BUILDERS FIRSTSOURCE — ATLANTIC GROUP, LLC, a Delaware limited liability company, as Guarantor
BUILDERS FIRSTSOURCE — SOUTHEAST GROUP, LLC, a Delaware limited liability company, as Guarantor
CCWP, INC, a South Carolina close corporation, as Guarantor
BUILDERS FIRSTSOURCE — RALEIGH, LLC, a Delaware limited liability company, as Guarantor
BUILDERS FIRSTSOURCE — COLORADO GROUP, LLC, a Delaware limited liability company, as Guarantor
BUILDERS FIRSTSOURCE — COLORADO, LLC, a Delaware limited liability company, as Guarantor

By: Name:	/s/ Donald F. McAleenan Donald F. McAleenan
Title:	Senior Vice President

WILMINGTON TRUST COMPANY,
as Trustee

By: Name:	/s/ Geoffrey J. Lewis Geoffrey J. Lewis
Title:	Senior Financial Services Officer

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